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                                                                   Exhibit 10.13




                           AMENDMENT NO. 5 AND CONSENT
                          dated as of December 27, 1996
                                       to
                           LOAN AND SECURITY AGREEMENT
                           dated as of March 31, 1995


     THIS AMENDMENT NO. 5 AND CONSENT dated as of December , 1996 is made between PROSOURCE SERVICES CORPORATION, a Delaware corporation (PROSOURCE), BROMAR SERVICES, INC., a Delaware corporation (BROMAR), and PROSOURCE DISTRIBUTION SERVICES LIMITED, a Canadian corporation (PROSOURCE CANADA and together with ProSource and BroMar, the BORROWERS), the financial institutions party from time to time to the Loan Agreement referred to below (the LENDERS), NATIONSBANK, N.A. (SOUTH), a national banking association (NATIONSBANK), THE FIRST NATIONAL BANK OF BOSTON, a national banking association (BANK OF BOSTON), and FLEET CAPITAL CORPORATION, a Rhode Island corporation (FLEET), as co-agents (each in that capacity a CO-AGENT and collectively the CO-AGENTS) and NATIONSBANK, N.A. (SOUTH), as administrative agent for the Lenders (in that capacity, together with any successors in that capacity, the ADMINISTRATIVE AGENT).

                             Preliminary Statements

     The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of March 31, 1995, as amended by Amendment No. 1 dated as of December 29, 1995, Amendment No. 2 and Waiver dated as of March 28, 1996, Amendment No. 3 and Consent dated as of September 6, 1996 and Amendment No. 4 and Consent dated as of September 26, 1996 (as so amended and as otherwise heretofore amended, the LOAN AGREEMENT; terms defined therein and not otherwise defined herein being used herein as therein defined).

     The Borrowers have requested certain modifications to the provisions of the Loan Agreement. The Lenders and the Administrative Agent have agreed to such requests, upon and subject to all the terms, conditions and provisions of this Amendment.

     NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, subject to the provisions of Section 3 hereof, by

     (a) amending Section 1.1 Definitions thereof by



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     (i) amending the definition NET INCOME by amending clause (g) thereof in its entirety to read as follows:

     (g) any other extraordinary item, including when applied to the Borrowers, the Restructuring Charges, Asset Impairment Charges, Termination and Amendment Charges and any gain realized on the subsequent sale of any asset by reason of the fact that the value of such asset shall have been written down as "impaired".

     (ii) adding thereto in proper alphabetical order the following new definition:

     TERMINATION AND AMENDMENT CHARGES means income statement charges in an aggregate amount not greater than $17,000,000 (before taking into account any associated tax benefit, which tax benefit will be determined based on the Borrowers' effective tax rate for the period in which such charges are recorded, all in accordance with GAAP) recorded by the Borrowers in Fiscal Year 1996, in connection with prepayment charges, the write-off of deferred financing costs and other appropriate charges in connection with the termination and/or amendment of various agreements as to Debt of ProSource and other matters.

     (b) amending Section 11.1(e) in its entirety to read as follows:

     (e) Asset Impairment Charges, Restructuring Charges and Termination and Amendment Charges. Simultaneously with the delivery of the audited year-end financial statements for Fiscal Year 1996 pursuant to CLAUSE (b) above, a calculation of the amount of the Asset Impairment Charges, Restructuring Charges and Termination and Amendment Charges, as determined in accordance with GAAP at the Borrowers' fiscal year-end, taking into account any associated tax benefit.

     (c) amending Section 12.1 Financial Ratios by amending subsection (a) thereof in its entirety to read as follows:

          SECTION 12.1.       Financial Ratios. Permit:

     (a) Consolidated Minimum Net Worth. Consolidated Net Worth (i) on and as of the Effective Date to be less than $48,000,000, (ii) at any time during Fiscal Year 1995 to be less than the greater of $43,000,000 or actual Consolidated Net Worth as of the Effective Date minus $5,000,000, or (iii) at any time during any Fiscal Year indicated below to be less than the actual Consolidated Net Worth as of the last day of the preceding Fiscal Year minus the amount shown opposite such Fiscal Year:



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                                                       Permitted
       Fiscal Year                                     Decrease
       -----------                                     --------

          1996 The amount, not to exceed the sum of $5,000,000 and up to $27,500,000, as such amount may be adjusted pursuant to
                                        Section 11.1(e) hereof (being the
                                        after-tax impact of the sum of maximum
                                        Restructuring Charges, Asset Impairment
                                        Charges and Termination and Amendment
                                        Charges, which tax impact will be
                                        determined based on the Borrowers'
                                        effective tax rate for the period in
                                        which such charges are recorded or
                                        reserves are established, all in
                                        accordance with GAAP)

          1997 and thereafter           $4,000,000

  PROVIDED, that as of the last day of Fiscal Year 1997 and of each succeeding Fiscal Year, Consolidated Net Worth shall be at least $1.00 greater than Consolidated Net Worth as of the last day of the immediately preceding Fiscal Year.

     Section 2. Consent and Waiver. The Lenders hereby (a) consent to the Borrowers' recording Termination and Amendment Charges (as defined in the Loan Agreement, as amended by this Amendment), of up to $17,000,000 in total in Fiscal Year 1996 and to termination of the Interest Rate Protection Agreement(s) entered into pursuant to Section 10.10 of the Loan Agreement, and (b) waive any Default or Event of Default that would otherwise result from such recording or termination, PROVIDED that on the date on which any action described in foregoing clause (a) is taken, and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

     Section 3. Effectiveness of Amendment. Sections 1 and 2 of this Amendment shall become effective as of December 31, 1995 upon receipt by the Administrative Agent not later than December 27, 1996 or (a) at least ten copies of this Amendment duly executed and delivered by each Borrower, the Co-Agents and each Lender, and (b) a confirmation duly executed and delivered by the Guarantor of its Unconditional Guaranty and the Pledge Agreement in the form attached to this Amendment.

     Section 4. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and


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confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     Section 5. Counterpart Execution; Governing Law.

     (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                               BORROWERS:

                                               PROSOURCE SERVICES
                                               CORPORATION
[Corporate Seal]


Attest:                                        By:/s/ William F. Evans
                                                  ------------------------
                                                  William F. Evans
By:/s/ Paul A. Garcia de Quevedo                  Executive Vice President
   ------------------------------
   Paul A. Garcia de Quevedo
   Secretary


                                                BROMAR SERVICES, INC.
[Corporate Seal]

Attest:                                        By:/s/ William F. Evans
                                                  -------------------------
                                                  William F. Evans
By:/s/ Paul A. Garcia de Quevedo                  Executive Vice President
   ------------------------------
   Paul A. Garcia de Quevedo
   Secretary


                                               PROSOURCE DISTRIBUTION
                                               SERVICES LIMITED
[Corporate Seal]

Attest:                                        By:/s/ William F. Evans
                                                  ------------------------
                                                  William F. Evans
By:/s/ Paul A. Garcia de Quevedo                  Executive Vice President
   ------------------------------
   Paul A. Garcia de Quevedo
   Secretary


                 (Signatures continued on following three pages)



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                                              ADMINISTRATIVE AGENT:

                                              NATIONSBANK, N.A.  (SOUTH)


                                              By:/s/ Jeffrey L. Guldner
                                                 -------------------------
                                                 Jeffrey L. Guldner
                                                 Vice President


                                              CO-AGENTS AND LENDERS:

                                              NATIONSBANK, N.A. (SOUTH),
                                               as a Lender and Co-Agent


                                              By:/s/ Jeffrey L. Guldner
                                                 -------------------------
                                                 Jeffrey L. Guldner
                                                 Vice President


                                              THE FIRST NATIONAL BANK OF BOSTON,
                                                       as a Lender and Co-Agent


                                              By:/s/ Christian B. Colson
                                                 -------------------------
                                                 Name: Christian B. Colson
                                                 Title: Vice President


                                              FLEET CAPITAL CORPORATION, as a
                                               Lender and Co-Agent


                                              By:/s/ John W. Getz
                                                 ------------------------
                                                 Name: John W. Getz
                                                 Title: SVP



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                                            THE BANK OF NOVA SCOTIA,
                                             as a Lender


                                            By:/s/ Frank F. Sandler
                                               -----------------------
                                               Name: Frank F. Sandler
                                               Title: Relationship Manager


                                            BANKAMERICA BUSINESS CREDIT, INC.,
                                             as a Lender


                                            By:/s/ M.E. Lambka
                                               -----------------------
                                               Name: M.E. Lambka
                                               Title:V.P.


                                            THE CIT GROUP/BUSINESS CREDIT, INC.,
                                             as a Lender


                                            By:/s/ Robert Bernier
                                               -----------------------
                                               Name:  Robert Bernier
                                               Title: VP


                                            HELLER FINANCIAL, INC., as a Lender


                                            By:/s/ Salvatore Salsillo
                                               ------------------------
                                               Name: Salvatore Salsillo
                                               Title: AVP


                                            SANWA BUSINESS CREDIT CORPORATION,
                                             as a Lender


                                            By:/s/ Peter L. Skavla
                                               -----------------------
                                               Name: Peter L. Skavla
                                               Title: Vice President




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                                            NATIONAL CITY COMMERCIAL
                                            FINANCE, INC.,
                                             as a Lender


                                             By:/s/ Lee K. Mosby
                                                ---------------------
                                                Name: Lee K. Mosby
                                                Title: Vice President



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                 CONSENT, RELEASE AND CONFIRMATION OF GUARANTOR


         The undersigned Guarantor as defined in the Loan and Security Agreement dated as of March 31, 1995 by and among ProSource Services Corporation, BroMar Services, Inc. and ProSource Distribution Services Limited as the Borrowers, the financial institutions party thereto as the Lenders, NationsBank, N.A. (South) ("NationsBank'), The First National Bank of Boston and Fleet Capital Corporation as the Co-Agents, and NationsBank as the Administrative Agent for the Lenders, as amended to date (the "Loan Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined, hereby acknowledged receipt of the foregoing Amendment No. 5 and Consent to the Loan Agreement and confirms for the benefit of the Administrative Agent and the Lenders, that the Unconditional Guaranty dated as of March 31, 1995, as amended, executed and delivered by the undersigned continues in full force and effect as a guaranty in accordance with its terms and continues to be secured by any collateral therefor and that the undersigned hereby waives and releases any and all claims it may have against the Administrative Agent or any Lender or any of their respective shareholders, directors, employees or agents arising out of any event or circumstance existing on or prior to the date hereof and arising under the Loan Agreement, the Unconditional Guaranty or any related document or in connection with the transactions contemplated thereby.


                                                     PROSOURCE, INC.
[Corporate Seal]

Attest:                                              By:/s/ William F. Evans
                                                        -----------------------
   William F. Evans                                     Chairman
By:/s/ Paul A. Garcia de Quevedo
   ------------------------------
   Paul A. Garcia de Quevedo
   Secretary


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